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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: OCTOBER 3, 1994

                                   UST CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        MASSACHUSETTS                      0-9623                        04-2436093
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)              (IRS EMPLOYER
      OF INCORPORATION)                                              IDENTIFICATION NO.)
               40 COURT STREET
            BOSTON, MASSACHUSETTS                                   02108
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

                                 (617) 726-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS.

     The Board of Directors of the Company announced on September 29, 1994 that the Chairman of the Board of the Company Paul M. Siskind has decided to retire and will accordingly resign as a Director effective October 18, 1994. Mr. Siskind has been a member of the Company's Board of Directors since 1967 and has served as Chairman for 27 years. William Schwartz, Vice Chairman of the Board of the Company, will assume the responsibilities of the Chairman until a successor has been named.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         28. UST Corp.'s Press Release dated September 29, 1994.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UST CORP.

                                          /s/ Neal F. Finnegan
                                          -----------------------------------
                                              Neal F. Finnegan
                                              President and
                                              Chief Executive Officer

                                          /s/ Eric R. Fischer
                                          -----------------------------------
                                              Eric R. Fischer
                                              Executive Vice President,
                                              General Counsel and Clerk

Dated: October 3, 1994